UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 30, 2007
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Lincoln Educational Services Corporation
(Exact Name of Registrant as Specified in Charter)
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New Jersey	000-51371	57-1150621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Executive Drive, Suite 340		07052
West Orange, New Jersey 07052		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 736-9340

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On November 30, 2007, Steven W.  Hart, a member of the Board of Directors (the “Board”) of Lincoln Educational Services Corporation (the “Company”) since 1999, notified the Company of his decision to resign from the Board effective immediately.  Mr. Hart also served on the Company’s Compensation Committee.

The Company does not currently intend to fill the vacancy created by Mr. Hart’s resignation.

A copy of the Press Release announcing Mr. Hart’s resignation is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits

99.1     Press release issued by Lincoln Educational Services Corporation dated December 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: December 4, 2007

	By:	/s/ Cesar Ribeiro

		Name:	Cesar Ribeiro
		Title:	Senior Vice President, Chief Financial Officer and Treasurer